                               GRADISON-MCDONALD

     This material is intended for distribution to shareholders of the Gradison-McDonald Established Value Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison-McDonald Established Value Fund.
     McDonald & Company Securities, Inc.--Distributor

                             ESTABLISHED VALUE FUND
                               GRADISON-MCDONALD

                                SEMIANNUAL REPORT
                               SEPTEMBER 30, 1996

                     A COMMON STOCK FUND INVESTING IN LARGE
                       COMPANIES JUDGED TO BE UNDERVALUED

                              GRADISON-MCDONALD
                             ESTABLISHED VALUE FUND


LETTER TO SHAREHOLDERS

                                                                October 30, 1996
Dear Shareholder:

THE ECONOMY AND THE MARKET The U.S. economy is now nearly five and one-half years into the current expansion. Although still in progress, it already ranks as one of the longest post-war economic upswings. This prolonged cyclical upturn can be partially attributed to the considerable growth of international trade, as well as leaner corporate structures.

While the expansion has persisted for some time, more recent economic data provides mixed signals with regard to the pace of growth. Retail sales were virtually flat during the third quarter while sales of existing homes have declined for four consecutive months as of September. These statistics suggest a slowing economy as we move into the fourth quarter. Information regarding durable goods orders and the manufacturing sector, however, continues to show signs of steady growth. More importantly, given the varied economic signals, the inflation data over recent months has remained relatively quiet with both the Consumer Price Index (CPI) and the Producer Price Index (PPI) up just slightly.

The stock market has continued to benefit from a favorable interest rate and low inflationary environment. However, it has been subjected to increased volatility resulting from economic and earnings surprises. In July, investors sent the major indices tumbling after unemployment figures came in significantly lower than expected, sparking fears of inflation. A recovery followed during August and September driving the market to new record highs. The focus has now shifted to corporate earnings as investors look for companies to meet or exceed estimates. The punishment has been swift and fierce for those companies that disappoint. In such an environment, it is important to adhere to a sound long-term investment strategy. We continue to focus on companies that exhibit consistent earnings records trading at favorable valuations.

PERFORMANCE The returns for the first and second fiscal quarters for the Fund were 3.27% and 3.30%, respectively, versus 4.49% and 3.09% for the S&P 500 Index during the same periods. The employment of cash equivalents in the Fund contributed to the underperformance during the first fiscal quarter but served to reduce volatility during the second fiscal quarter when the Fund outperformed the benchmark. Cash equivalents remained near 28% during the period.

PORTFOLIO Stocks from the financial sector continued to benefit from a favorable interest rate environment. The shares of Household International and Travelers Group posted excellent returns for the Fund over the last two quarters. Despite a softening in the broader technology sector, Intel Corporation and Compaq Computer Corporation significantly outpaced the market during the period.

                                                        1-800-869-5999 [Graphic]

Several companies from the energy sector have been added to the Fund since the beginning of the fiscal year. Among the additions are Panenergy Corporation and Nicor Incorporated from the natural gas industry. Western Atlas Incorporated, a provider of seismic and material handling systems used in the exploration and production of crude oil and natural gas, was also a recent purchase for the Fund. These companies have delivered consistent earnings growth yet exhibited discounted share valuations from market price/earnings and price/book multiples that the Fund seeks.

Conrail Incorporated, a major rail freight transporter in the Midwest and Northeast United States, and a Fund holding, is currently the target of a takeover battle between CSX Corporation and Norfolk Southern Corporation. This demonstrates one benefit associated with a prudent, value-oriented investment approach.

DIVIDEND The Board of Trustees has declared an income dividend of $0.12 per share and a long-term capital gain distribution of $1.75 per share payable on November 29 to shareholders of record November 27.

Finally, we are pleased to announce that the Gradison-McDonald Established Value Fund was recently chosen as one of only eighteen funds to be named to the Forbes' Honor Roll. The selection was based upon performance, preservation of capital and continuity of management.

As always, we remain committed to serving your investment needs.

Sincerely,

Gradison-McDonald Established Value Fund


/s/ William J. Leugers                       /s/ Daniel R. Shick
    William J. Leugers, Jr.                      Daniel R. Shick
    Executive Vice President and                 Vice President and
    Portfolio Manager                            Portfolio Manager

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
(UNAUDITED)


                                             SIX MONTHS     YEAR     ELEVEN MONTHS
                                                ENDED       ENDED       ENDED                YEAR ENDED APRIL 30,
                                              SEPT. 30,    MARCH 31, MARCH 31,1995   ---------------------------------
                                               1996          1996       (NOTE 1)      1994          1993          1992
Net asset value at beginning of period        $ 27.567     $ 23.381     $ 22.515     $ 21.375     $ 18.366     $ 17.754
                                              --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                         .225         .436         .376         .256         .286         .386
    Net realized and unrealized
      gain on investments                        1.598        5.190        1.520        2.104        3.278         .916
                                              --------     --------     --------     --------     --------     --------
  Total income from investment
    operations                                   1.823        5.626        1.896        2.360        3.564        1.302
                                              --------     --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment
      income                                     (.230)       (.430)       (.370)       (.220)       (.285)       (.420)
    Distributions from realized
      capital gains                              (.600)      (1.010)       (.660)      (1.000)       (.270)       (.270)
                                              --------     --------     --------     --------     --------     --------
  Total distributions to shareholders            (.830)      (1.440)      (1.030)      (1.220)       (.555)       (.690)
                                              --------     --------     --------     --------     --------     --------
  Net asset value at end of period            $ 28.560     $ 27.567     $ 23.381     $ 22.515     $ 21.375     $ 18.366
                                              ========     ========     ========     ========     ========     ========
  Total return                                    6.68%(1)    24.84%        8.85%(1)    11.30%       19.86%        7.59%
                                              ========     ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in millions)   $  394.2     $  366.4     $  277.4     $  253.3     $  203.6     $  175.5
  Ratio of expenses to average net assets         1.14%(2)     1.15%        1.20%(2)     1.22%        1.28%        1.31%
  Ratio of net investment income
    to average net assets                         1.62%(2)     1.70%        1.87%(2)     1.15%        1.48%        2.12%
  Portfolio turnover rate                        22.41        18.48%       24.23%       38.39%       28.08%       67.96%
  Average commission paid per share
    traded                                    $   .057           --           --           --           --           --

(1) Total return represents the actual return over the period and has not been annualized.

(2)  Annualized.

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996 (UNAUDITED)

  SHARES     COMMON STOCKS - 71.78%           VALUE
             AEROSPACE/DEFENSE
             COMPANIES - 7.21%

    99,756   Lockheed Martin Corporation   $8,990,509
    80,000   Northrop Grumman Corporation   6,420,000
   126,400   Raytheon Company               7,031,000
    70,000   Textron, Inc.                  5,950,000
                                           ----------
                                           28,391,509
                                           ----------

             CHEMICALS - 3.35%

   255,000   Engelhard Corporation          5,865,000
   134,000   Hercules, Inc.                 7,336,500
                                           ----------
                                           13,201,500
                                           ----------

             COMPUTING PRODUCTS - 12.38%

   186,000   Compaq Computer
               Corporation (1)             11,927,250
    90,000   Harris Corporation             5,861,250
   126,000   Intel Corporation             12,017,250
   240,000   Sun Microsystems, Inc. (1)    14,880,000
   100,000   Tektronix, Inc.                4,087,500
                                           ----------
                                           48,773,250
                                           ----------

             CONSUMER DURABLES - 4.30%

   190,000   Brunswick Corporation          4,560,000
    97,000   Goodyear Tire & Rubber
               (The) Company                4,474,125
   100,000   Pulte Corporation              2,562,500
   166,500   Snap-on, Inc.                  5,348,812
                                           ----------
                                           16,945,437
                                           ----------

             ENERGY SERVICES - 6.27%

   145,000   Coastal Corporation            5,981,250
   100,000   Nicor, Inc.                    3,375,000
   152,000   PanEnergy Corp.                5,263,000
    32,000   Royal Dutch Petroleum Company  4,996,000
    82,000   Western Atlas, Inc. (1)        5,104,500
                                           ----------
                                           24,719,750
                                           ----------

             FINANCIAL SERVICES - 7.57%

    85,000   Beneficial Corporation        $4,887,500
   119,000   Household International, Inc.  9,787,750
    70,000   Transamerica Corporation       4,891,250
   208,500   Travelers, Inc.               10,242,563
                                           ----------
                                           29,809,063
                                           ----------

             INDUSTRIAL PRODUCTS - 7.10%

   120,000   Foster Wheeler Corporation     5,250,000
   180,000   Goodrich (B.F.) Company        8,122,500
    74,000   Johnson Controls, Inc.         5,550,000
   117,300   Parker Hannifin Corporation    4,926,600
   105,000   Timken Company                 4,121,250
                                           ----------
                                           27,970,350
                                           ----------

             INSURANCE - 5.58%

    42,000   ITT Hartford Group, Inc.       2,478,000
   110,000   Providian Corporation          4,730,000
   143,000   SAFECO Corporation             4,969,250
    93,000   St. Paul Companies, Inc.       5,161,500
   155,000   USLIFE Corporation             4,650,000
                                           ----------
                                           21,988,750
                                           ----------

             NATURAL RESOURCES/
              FOREST PRODUCTS - 2.17%

   152,000   Asarco, Inc.                   4,047,000
    85,000   Temple-Inland, Inc.            4,483,750
                                           ----------
                                            8,530,750
                                           ----------

             RETAIL TRADE - 4.56%

   160,000   American Stores Company        6,400,000
   134,000   The Great Atlantic & Pacific
               Tea Company, Inc.            3,467,250
    99,000   Mercantile Stores, Inc.        5,346,000
   100,000   Supervalu, Inc.                2,750,000
                                           ----------
                                           17,963,250
                                           ----------


                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS  SEPTEMBER 30, 1996 (UNAUDITED)

  SHARES     COMMON STOCKS (CONTINUED)        VALUE
             SERVICES - 3.09%

    42,000   ITT Corporation (1)           $1,832,250
   156,000   Pittson Brink's Group          4,894,500
   254,000   Wendy's International, Inc.    5,461,000
                                           ----------
                                           12,187,750
                                           ----------

             TELECOMMUNICATIONS - 4.08%

   210,000   Andrew Corporation (1)        10,447,500
   220,000   MCI Communications
               Corporation                  5,610,000
                                           ----------
                                           16,057,500
                                           ----------

             TRANSPORTATION - 4.12%

    75,000   Consolidated Rail Corporation $5,428,125
    67,000   Federal Express Corporation (1)5,309,750
    60,000   Norfolk Southern Corporation   5,482,500
                                           ----------
                                           16,220,375
                                           ----------

             Total Common Stock
              (Cost $168,293,438)         282,759,234
                                          -----------

  PRINCIPAL                                                                   INTEREST
    AMOUNT                         COMMERCIAL PAPER - 20.77%       MATURITY   RATE (2)       VALUE

  $9,300,000  AT&T Corporation                                     10/09/96    5.23%    $   9,289,192
   9,300,000  Dupont (E.I.) de Nemours & Company                   11/06/96    5.34         9,250,338
   8,500,000  Goldman Sachs Group (The), L.P.                      10/08/96    5.28         8,491,273
   8,500,000  Philip Morris Company                                10/02/96    5.28         8,498,753
   9,300,000  Rubbermaid, Inc.                                     10/28/96    5.37         9,262,544
   9,300,000  SmithKline Beecham Corporation                       11/20/96    5.38         9,230,509
   9,300,000  Walt Disney Company                                  11/13/96    5.28         9,241,348
   9,300,000  Warner Lambert Company                               10/23/96    5.28         9,269,992
   9,300,000  Xerox Credit Corporation                             10/17/96    5.28         9,278,176
                                                                                        -------------
              TOTAL COMMERCIAL PAPER  (COST $81,812,125)                                   81,812,125
                                                                                        -------------

                                 REPURCHASE AGREEMENT - 7.45%
  29,365,000  Fuji Securities dated 9/30/96; collateral: U.S. Treasury Note, 6% due
                12/31/97 with a market value of $10,165,625; U.S. Treasury Note,
                5.625% due 8/31/97 with a market value of $15,046,487; U.S. Treasury
                Note, 6.625% due 3/31/97 with a market value of $4,782,126; repurchase proceeds: $29,369,649
                (COST $29,365,000)                                                   10/01/96    5.78        29,365,000
                                                                                                           ------------
              TOTAL INVESTMENTS, at value (Note 1)
              (Cost $279,470,563) - 100%                                                                   $393,936,359
                                                                                                           ============

(1)  Non-income producing

(2) For commercial paper, the interest rate is the discount rate at the time of purchase by the Fund. For repurchase agreements, the rate shown reflects the actual rate of return to the Fund.


                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                                                   SEPTEMBER 30, 1996
ASSETS
    Investments in securities, at value (Note 1) (Cost $279,470,563)   $393,936,359
    Dividends and interest receivable                                       349,261
    Receivable for Fund shares sold                                         270,066
    Cash                                                                    138,135
    Prepaid expenses and other assets                                        16,795
                                                                       ------------
       TOTAL ASSETS                                                     394,710,616
                                                                       ------------
LIABILITIES
    Accrued investment advisory fee (Note 2)                                154,588
    Other liabilities payable to adviser (Note 2)                           168,753
    Payable for Fund shares redeemed                                        119,487
    Other accrued expenses and liabilities                                   29,357
                                                                       ------------
       TOTAL LIABILITIES                                                    472,185
                                                                       ------------
NET ASSETS                                                             $394,238,431
                                                                       ============
  Net assets consist of:
    Aggregate paid-in capital                                          $258,557,074
    Accumulated undistributed net investment income                         699,042
    Accumulated net realized gain                                        20,516,519
    Net unrealized appreciation of investments                          114,465,796
                                                                       ------------
  Net Assets                                                           $394,238,431
                                                                       ============
  Shares of capital stock outstanding
    (no par value - unlimited number of shares authorized)               13,804,457
                                                                       ============
  Net asset value and redemption price per share (Note 1)                    $28.56
                                                                       ============


                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

                                                                    SIX MONTHS ENDED
                                                                   SEPTEMBER 30, 1996
INVESTMENT INCOME:
   Dividends                                               $ 2,317,470
   Interest                                                  2,862,545
                                                           -----------
      TOTAL INVESTMENT INCOME                                                      $ 5,180,015

EXPENSES:
   Investment advisory fee (Note 2)                            993,571
   Distribution (Note 2)                                       905,773
   Transfer agency and accounting services fees (Note 2)       163,150
   Registration fees                                            17,616
   Professional fees                                             9,879
   Printing                                                      7,377
   Custodian fees                                                7,255
   ICI dues                                                      6,990
   Insurance                                                     3,886
   Trustees' fees (Note 2)                                       3,224
   Other                                                        17,142
                                                           -----------
      TOTAL EXPENSES                                                                 2,135,863
                                                                                   -----------
NET INVESTMENT INCOME                                                                3,044,152

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                         20,970,548
   Net change in unrealized appreciation of investments        526,844
                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                     21,497,392
                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $24,541,544
                                                                                   ===========


                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                          SIX MONTHS               YEAR
                                                                             ENDED                ENDED
                                                                       SEPTEMBER 30, 1996     MARCH 31, 1996
FROM OPERATIONS:
  Net investment income                                                  $   3,044,152         $   5,553,462
  Net realized gain on investments                                          20,970,548            13,508,988
  Net change in unrealized appreciation of investments                         526,844            51,890,255
                                                                         -------------         -------------
      Net increase in net assets resulting from operations                  24,541,544            70,952,705
                                                                         -------------         -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                                     (3,090,469)           (5,404,325)
  Net realized capital gains                                                (7,996,887)          (12,516,066)
                                                                         -------------         -------------
      Decrease in net assets from distributions to shareholders            (11,087,356)          (17,920,391)
                                                                         -------------         -------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                                                 69,176,934           204,134,880
  Net asset value of shares issued as distributions                         10,954,304            17,748,840
  Payments for shares redeemed                                             (65,763,823)         (185,868,913)
                                                                         -------------         -------------
      Net increase in net assets from Fund share transactions               14,367,415            36,014,807
                                                                         -------------         -------------
TOTAL INCREASE IN NET ASSETS                                                27,821,603            89,047,121

NET ASSETS:
  Beginning of period                                                      366,416,828           277,369,707
                                                                         -------------         -------------
  End of period (including undistributed net investment income of
      $699,042 and $745,359, respectively) (Note 1)                      $ 394,238,431         $ 366,416,828
                                                                         =============         =============
NUMBER OF FUND SHARES:
  Sold                                                                       2,497,326             7,979,631
  Issued as distributions to shareholders                                      392,460               709,780
  Redeemed                                                                  (2,377,265)           (7,260,289)
                                                                         -------------         -------------
      Net increase in shares outstanding                                       512,521             1,429,122
  Outstanding at beginning of period                                        13,291,936            11,862,814
                                                                         -------------         -------------
  Outstanding at end of period                                              13,804,457            13,291,936
                                                                         =============         =============



                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                  SEPTEMBER 30, 1996 (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison Growth Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was created under Ohio law on May 31, 1983; it commenced investment operations and the public offering of its shares on August 16, 1983. The Trust consists of four series, the Gradison-McDonald Established Value Fund, the Gradison-McDonald Opportunity Value Fund, the Gradison-McDonald Growth & Income Fund and the Gradison-McDonald International Fund (collectively, the "Funds"); each of which, in effect, represents a separate diversified fund with its own investment policies. This Semiannual Report to Shareholders pertains only to the Gradison-McDonald Established Value Fund (the "Fund"). The Fund's investment objective is to seek long-term capital growth by investing primarily in common stocks.

The Fund changed its fiscal year end to March 31, effective with the September 30, 1994 Semiannual Report.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- Portfolio securities listed or traded on the New York or American Stock Exchanges are valued at the last sale price on that exchange, or if there were no sales that day, the securities are valued at the closing bid price. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Commercial paper and discount notes are valued using the amortized cost method which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures adopted by the Board of Trustees.

Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying security and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Fund enters into repurchase agreements only with selected domestic banks and securities dealers which the Fund's investment adviser believes present minimal credit risk. Refer to the Fund's Portfolio of Investments for the face amount of repurchase agreements and repurchase proceeds as of September 30, 1996.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

NOTES TO FINANCIAL STATEMENTS           SEPTEMBER 30, 1996 (UNAUDITED)

TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is equal to the cost as shown on the Statement of Assets and Liabilities. For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at September 30, 1996 was $116,995,572 and $2,529,776, respectively.

FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS -- The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The redemption price per share is equal to the net asset value per share.

Distributions to shareholders are recorded on the ex-dividend date. During the period ended September 30, 1996, the Fund made total distributions of $.83 per share, of which $.23 was treated as dividend income and $.60 was treated as long-term capital gain.

EXPENSES -- Common expenses incurred by the Trust are allocated to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Trust. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Trust's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement ("Agreement"). Under the terms of the Agreement, effective June 1, 1995, the Fund pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of .65% on the first $100 million, .55% on the next $100 million and
 .45% on any amounts in excess of $200 million. Prior to June 1, 1995, the Fund paid McDonald an investment advisory fee at an annual rate of .90% on the first $100 million, .80% on the next $100 million and .70% on any amounts in excess of $200 million.

The Agreement provides that McDonald bears the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Fund.

NOTES TO FINANCIAL STATEMENTS         SEPTEMBER 30, 1996 (UNAUDITED)

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, effective June 1, 1995, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Fund. The Fund pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $18.25 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .03% on the first $100 million, .02% on the next $100 million, and .01% on any amount in excess of $200 million, with a minimum annual fee of $40,000.

Prior to June 1, 1995, the Fund paid McDonald a monthly fee at an annual rate of $7.36 per shareholder non-zero balance account for data processing services provided to the Fund plus the cost of shareholder statement printing. Prior to June 1, 1995, the Fund also reimbursed McDonald for the cost of furnishing personnel to perform shareholder and certain other services.

In accordance with the terms of a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays McDonald a fee for its assistance in distribution of shares of the Fund. Effective June 1, 1995, in connection with a reduction of the investment advisory fee by .25%, the Distribution Plan was amended to increase the total fee by .25% to .50%, the components of which are set forth in the remainder of this paragraph. The Fund pays McDonald a service fee for personal services to shareholders, including shareholder liaison services such as responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets. The Fund also pays McDonald a fee for its assistance in selling shares of the Fund, including advising shareholders regarding purchase, sale and retention of Fund shares. This fee is computed and paid at an annual rate of
 .25% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $5,000 payable in quarterly installments for service during each fiscal quarter and (b) $500 for each Board of Trustees or committee meeting attended.

NOTE 3 -- SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

For the period ended September 30, 1996, the cost of purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $59,768,000 and $68,014,070, respectively.

NOTE 4 -- SUBSEQUENT EVENT

The Board of Trustees declared an income dividend of $0.12 per share and a long-term capital gain distribution of $1.75 per share payable on November 29, 1996 to shareholders of record on November 27, 1996.

                                GRADISON-MCDONALD

This material is intended for distribution to shareholders of the Gradison-McDonald Opportunity Value Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison-McDonald Opportunity Value Fund.
McDonald & Company Securities, Inc.--Distributor

                             OPPORTUNITY VALUE FUND

                               GRADISON-MCDONALD

                                SEMIANNUAL REPORT

                               SEPTEMBER 30, 1996

                    A COMMON STOCK FUND INVESTING IN SMALLER
                       COMPANIES JUDGED TO BE UNDERVALUED

                               GRADISON-MCDONALD
                             OPPORTUNITY VALUE FUND

LETTER TO SHAREHOLDERS

                                                                October 30, 1996

Dear Shareholder:

THE ECONOMY AND THE MARKET The U.S. economy is now nearly five and one-half years into the current expansion. Although still in progress, it already ranks as one of the longest post-war economic upswings. This prolonged cyclical upturn can be partially attributed to the considerable growth of international trade, as well as leaner corporate structures.

While the expansion has persisted for some time, more recent economic data provides mixed signals with regard to the pace of growth. Retail sales were virtually flat during the third quarter while sales of existing homes have declined for four consecutive months as of September. These statistics suggest a slowing economy as we move into the fourth quarter. Information regarding durable goods orders and the manufacturing sector, however, continues to show signs of steady growth. More importantly, given the varied economic signals, the inflation data over recent months has remained relatively quiet with both the Consumer Price Index (CPI) and the Producer Price Index (PPI) up just slightly.

The stock market has continued to benefit from a favorable interest rate and low inflationary environment. However, it has been subjected to increased volatility resulting from economic and earnings surprises. In July, investors sent the major indices tumbling after unemployment figures came in significantly lower than expected, sparking fears of inflation. A recovery followed during August and September driving the market to new record highs. The breadth of the rally was generally limited to the shares of larger capitalized companies. This is evidenced by the fact that the Russell 2000 Small Stock Index lagged the S&P 500 Index by 2.75% during the second fiscal quarter. This surge in the market was largely driven by emotion rather than improving fundamentals. The focus has now shifted to corporate earnings as investors look for companies to meet or exceed estimates. The punishment has been swift and fierce for those companies that disappoint. In such an environment, it is important to adhere to a sound long-term investment strategy. We continue to focus on companies that exhibit consistent earnings records trading at favorable valuations.

PERFORMANCE The returns for the first and second fiscal quarters for the Fund were 3.68% and 1.36%, respectively, versus 5.14% and 0.34% for the Russell 2000 Small Stock Index during the same periods. The Fund's employment of cash equivalents tempered the performance during the strong first quarter while it helped reduce volatility during the erratic second quarter. As a result, the Fund underperformed the benchmark during the first quarter, but outperformed during the second quarter. Cash equivalents represented approximately 28% of net assets during the period.

                                                        1-800-869-5999 [Graphic]

PORTFOLIO The Fund continues to benefit from its holdings in the financial sector. Insurers, Fremont General Corporation and American Bankers Insurance Group have considerably outperformed over the past six months. Additionally, Keane Incorporated, a software developer, has risen more than 50% since the March 31, 1996 Annual Report. Finally, recent purchases, Innovex Incorporated, Kysor Industrial and Southdown Incorporated, have all posted superb gains.

Two of the companies whose shares are held by the Fund have recently agreed to be acquired. Community Health Systems ("CHS") was purchased by Forstmann Little & Company, while Boatmans Bancshares ("BOAT") agreed to be acquired by Nationsbank Corporation. The CHS deal closed in July. The BOAT merger is expected to be completed by January 1997. These corporate actions demonstrate one benefit associated with prudent, value-oriented investing.

DIVIDEND The Board of Trustees has declared an income dividend of $0.10 per share and a long-term capital gain distribution of $1.09 per share payable on November 29 to shareholders of record November 27.

As always, we remain committed to serving your investment needs.

Sincerely,

Gradison-McDonald Opportunity Value Fund

    /s/ William J. Leugers, Jr.                  /s/ Daniel R. Shick
    ------------------------------               --------------------------
    William J. Leugers, Jr.                      Daniel R. Shick
    Executive Vice President and                 Vice President and
    Portfolio Manager                            Portfolio Manager

FINANCIAL HIGHLIGHTS  (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
(UNAUDITED)

                                             SIX MONTHS        YEAR       ELEVEN MONTHS
                                               ENDED          ENDED            ENDED               YEAR ENDED APRIL 30,
                                           SEPT. 30, 1996  MARCH 31, 1996  MARCH 31,1995   ---------------------------------
                                                                             (NOTE 1)       1994        1993          1992

  Net asset value at beginning of period      $ 22.264        $ 18.100     $ 18.348       $ 17.547    $ 16.462    $ 14.767
                                              --------        --------     --------       --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                         .094            .193         .136           .086        .081        .173
    Net realized and unrealized
      gain on investments                        1.050           4.731         .176          1.585       1.744       2.467
                                              --------        --------     --------       --------    --------    --------
  Total income from investment
    operations                                   1.144           4.924         .312          1.671       1.825       2.640
                                              --------        --------     --------       --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment
      income                                     (.065)          (.185)       (.120)         (.070)      (.100)      (.270)
    Distributions from realized
      capital gains                              (.950)          (.575)       (.440)         (.800)      (.640)      (.675)
                                              --------        --------     --------       --------    --------    --------
  Total distributions to shareholders           (1.015)          (.760)       (.560)         (.870)      (.740)      (.945)
                                              --------        --------     --------       --------    --------    --------
  Net asset value at end of period            $ 22.393        $ 22.264     $ 18.100       $ 18.348    $ 17.547    $ 16.462
                                              ========        ========     ========       ========    ========    ========
  Total return                                    5.09%(1)       28.00%        1.75%(1)       9.75%      11.57%      18.60%
                                              ========        ========     ========       ========    ========    ========
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in millions)   $  107.6        $  103.0     $   84.7       $   83.3    $   68.2    $   47.4
  Ratio of expenses to average net assets .       1.39%(2)        1.41%        1.37%(2)       1.38%       1.44%       1.49%
  Ratio of net investment income
    to average net assets                          .86%(2)         .95%         .84%(2)        .47%        .61%       1.32%
  Portfolio turnover rate                        14.96%          23.98%       31.90%         40.41%      39.00%      64.25%
  Average commission paid per share
    traded                                    $   .032            --           --             --          --          --



(1) Total return represents the actual return over the period and has not been annualized.

(2)  Annualized.

                See accompanying notes to financial statements.

STATEMENT OF NET ASSETS  SEPTEMBER 30, 1996 (UNAUDITED)


  SHARES    COMMON STOCKS - 71.74%            VALUE
            BANKS - 8.50%

   29,600   Boatmen's Bankshares, Inc.       $1,650,200
    5,000   First Empire State Corporation    1,245,000
   31,100   Firstar Corporation               1,500,575
   45,000   HUBCO, Inc.                         961,875
   30,750   Mercantile Bankshares
              Corporation                      907,125
   26,514   Old Kent Financial Corporation    1,123,531
   24,800   Union Planters Corporation          880,400
   10,000   Zions Bancorporation                880,000
                                             ----------
                                              9,148,706
                                             ----------

            BUSINESS SERVICES - 5.70%

   90,000   ABM Industries, Inc.              1,518,750
   40,500   Banta Corporation                   921,375
   25,000   Interpool, Inc.                     525,000
  100,000   Norstan, Inc. (1)                 1,625,000
   52,000   PHH Corporation                   1,547,000
                                             ----------
                                              6,137,125
                                             ----------
            COMPUTER HARDWARE - 3.30%

   37,000   Adaptec, Inc. (1)                 2,215,375
   56,250   D.H. Technologies, Inc. (1)       1,335,937
                                             ----------
                                              3,551,312
                                             ----------

            COMPUTER SOFTWARE - 1.33%

   37,000   Computer Data Systems, Inc.         888,000
   11,250   Keane, Inc. (1)                     540,000
                                             ----------
                                              1,428,000
                                             ----------

            CONSUMER DURABLES - 4.10%

   46,000   Agco Corporation                  1,173,000
   42,000   Culp, Inc.                          577,500
   45,000   Titan Wheel International
              Corporation                       675,000
   70,500   Wynn's International, Inc.        1,991,625
                                             ----------
                                              4,417,125
                                             ----------

            ELECTRONICS - 5.00%

   65,000   Bel Fuse, Inc. (1)               $  780,000
   30,000   Bell Industries, Inc. (1)           465,000
   80,000   Innovex, Inc.                     1,490,000
   60,000   Input/Output, Inc. (1)            1,785,000
   72,450   Sterling Electronics
              Corporation (1)                   860,344
                                             ----------
                                              5,380,344
                                             ----------

            FINANCIAL SERVICES - 7.63%

   60,000   Aames Financial Corporation       3,022,500
   33,000   Advanta Corporation               1,513,875
   17,000   Alex Brown, Incorporated            983,875
   46,000   Raymond James Financial, Inc.     1,115,500
   42,000   TCF Financial Corporation         1,580,250
                                             ----------
                                              8,216,000
                                             ----------

            HEALTH CARE - 3.91%

   60,000   HealthSouth Corporation (1)       2,302,500
   70,000   Universal Health Services,        1,907,500
              Inc.(1)
                                             ----------
                                              4,210,000
                                             ----------

            HOUSING/BUILDING
             MATERIALS - 5.52%

   39,000   Butler Manufacturing Company      1,072,500
   34,000   Continental Homes Holding
              Corporation                       607,750
   43,000   Lennar Corporation                  956,750
   80,000   Oakwood Homes Corporation         2,200,000
   76,500   Republic Group, Inc.              1,099,687
                                             ----------
                                              5,936,687
                                             ----------

                See accompanying notes to financial statements.

STATEMENT OF NET ASSETS  SEPTEMBER 30, 1996 (UNAUDITED)

  SHARES      COMMON STOCKS (CONTINUED)          VALUE

            INDUSTRIAL PRODUCTS - 4.15%

   30,000   Amcast Industries Corporation    $  577,500
   15,000   Gleason Corporation                 585,000
   21,000   Kysor Industrial Corporation        564,375
   25,000   Raymond Corporation                 468,750
   60,000   Regal-Beloit Corporation            997,500
   25,000   United Dominion Industries, Ltd.    500,000
   35,090   Varlen Corporation                  771,980
                                             ----------
                                              4,465,105
                                             ----------

            INDUSTRIAL SERVICES - 3.04%

   50,000   Jaco Electronics, Inc. (1)          387,500
   60,000   Kent Electronics Corporation (1)  1,297,500
   36,000   Marshall Industries (1)           1,084,500
   45,000   Pioneer Standard Electronics, Inc   506,250
                                             ----------
                                              3,275,750
                                             ----------

            INSURANCE COMPANIES - 6.77%

   35,000   American Bankers Insurance
              Group, Inc.                     1,745,625
   26,000   Equitable of Iowa Corporation     1,079,000
   56,100   Fremont General Corporation       1,654,950
   66,811   GAINSCO, Inc.                       684,813
   20,000   Orion Capital Corporation         1,032,500
   29,000   Protective Life Corporation       1,094,750
                                             ----------
                                              7,291,638
                                             ----------


            NATURAL RESOURCES - 5.14%

   51,000   Global Industries
              Technologies, Inc. (1)         $  937,125
   54,000   Mueller Industries, Inc. (1)      2,193,750
   95,000   Patrick Industries, Inc.          1,413,125
   40,000   Southdown, Inc.                     985,000
                                             ----------
                                              5,529,000
                                             ----------

            RETAIL TRADE & SERVICES - 3.64%

   80,000   Comair Holdings, Inc.             1,880,000
   55,000   DAKA International, Inc. (1)        495,000
   51,000   Rex Stores Corporation (1)          561,000
   43,000   Waban, Inc. (1)                     983,625
                                             ----------
                                              3,919,625
                                             ----------

            SEMICONDUCTORS -4.01%

   55,000   Dallas Semiconductor
              Corporation                     1,003,750
   50,000   Electroglas, Inc. (1)               687,500
   60,000   EXAR Corporation (1)                862,500
   89,000   Integrated Device
              Technology, Inc. (1)              878,875
   46,000   Zilog, Inc. (1)                     879,750
                                             ----------
                                              4,312,375
                                             ----------
            TOTAL COMMON STOCKS
              (COST $46,570,611)             77,218,792
                                             ----------

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS  SEPTEMBER 30, 1996 (UNAUDITED)

  PRINCIPAL                                                                                     INTEREST
    AMOUNT                         COMMERCIAL PAPER - 20.83%                         MATURITY   RATE (2)       VALUE
  $2,500,000  AT&T Corporation                                                       10/09/96    5.23%   $    2,497,095
   2,500,000  Dupont (E.I.) de Nemours & Company                                     11/06/96    5.34         2,486,650
   2,500,000  Goldman Sachs Group (The), L.P.                                        10/08/96    5.28         2,497,433
   2,500,000  Philip Morris Company                                                  10/02/96    5.28         2,499,633
   2,500,000  Rubbermaid, Inc.                                                       10/28/96    5.37         2,489,931
   2,500,000  SmithKline Beecham Corporation                                         11/20/96    5.38         2,481,320
   2,500,000  Walt Disney Company                                                    11/13/96    5.28         2,484,234
   2,500,000  Warner Lambert Company                                                 10/23/96    5.28         2,491,933
   2,500,000  Xerox Credit Corporation                                               10/17/96    5.28         2,494,133
                                                                                                          -------------
              TOTAL COMMERCIAL PAPER (Cost $22,422,362)                                                      22,422,362
                                                                                                          -------------


                             REPURCHASE AGREEMENT - 7.24%

   7,790,000  Fuji Securities dated 9/30/96; collateral: U.S. Treasury Note,
                 4.375% due 11/15/96 with a market value of $7,952,734; repurchase proceeds:  $7,791,233
                 (COST $7,790,000)                                                   10/01/96    5.78         7,790,000
                                                                                                           ------------
              TOTAL INVESTMENTS, at value (NOTE 1)
                 (COST $76,782,973) - 99.81%                                                                107,431,154

                 ACCRUED INVESTMENT ADVISORY FEE (NOTE 2) - (0.05%)                                             (51,705)
                 OTHER LIABILITIES PAYABLE TO ADVISER (NOTE 2) - (0.05%)                                        (52,915)
                 OTHER ASSETS AND LIABILITIES, NET - 0.29%                                                      307,213
                                                                                                           ------------
              NET ASSETS - APPLICABLE TO 4,806,578 OUTSTANDING SHARES (NO PAR
                 VALUE - UNLIMITED NUMBER OF SHARES AUTHORIZED) (NOTE 4) - 100%                            $107,633,747
                                                                                                           ============
              NET ASSET VALUE AND REDEMPTION PRICE PER SHARE  (NOTE 1)                                     $      22.39
                                                                                                           ============

(1)  Non-income producing

(2) For commercial paper, the interest rate is the discount rate at the time of purchase by the Fund. For repurchase agreements, the rate shown reflects the actual rate of return to the Fund.


                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)


                                                                                            SIX MONTHS ENDED
                                                                                           SEPTEMBER 30, 1996

INVESTMENT INCOME:
   Interest                                                                          $  791,693
   Dividends                                                                            388,074
                                                                                     ----------
      TOTAL INVESTMENT INCOME                                                                          $1,179,767

EXPENSES:
   Investment advisory fee (Note 2)                                                     338,569
   Distribution (Note 2)                                                                262,211
   Transfer agency and accounting services fees (Note 2)                                 77,250
   Registration fees                                                                     16,763
   Professional fees                                                                      9,846
   Custodian fees                                                                         7,962
   Printing                                                                               4,242
   Trustees' fees (Note 2)                                                                3,223
   Other                                                                                 10,430
                                                                                      ---------
      TOTAL EXPENSES                                                                                      730,496
                                                                                                       ----------
NET INVESTMENT INCOME                                                                                     449,271
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                                   4,515,929
   Net change in unrealized appreciation of investments                                 244,777
                                                                                      ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                         4,760,706
                                                                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $5,209,977
                                                                                                       ==========

                                 See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS  (UNAUDITED)
                                                                                 SIX MONTHS               YEAR
                                                                                    ENDED                 ENDED
                                                                              SEPTEMBER 30, 1996      MARCH 31, 1996

FROM OPERATIONS:
  Net investment income                                                         $     449,271         $     873,255
  Net realized gain on investments                                                  4,515,929             4,563,431
  Net change in unrealized appreciation of investments                                244,777            17,064,801
                                                                                -------------         -------------
      Net increase in net assets resulting from operations                          5,209,977            22,501,487
                                                                                -------------         -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                                              (302,862)             (836,073)
  Net realized capital gains                                                       (4,426,440)           (2,617,212)
                                                                                -------------         -------------
      Decrease in net assets from distributions to shareholders                    (4,729,302)           (3,453,285)
                                                                                -------------         -------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                                                        32,798,740            57,418,476
  Net asset value of shares issued in reinvestment of distributions                 4,692,958             3,398,854
  Payments for shares redeemed                                                    (33,317,156)          (61,625,425)
                                                                                -------------         -------------
      Net increase (decrease) in net assets from Fund share transactions            4,174,542              (808,095)
                                                                                -------------         -------------
  Total increase in net assets                                                      4,655,217            18,240,107
NET ASSETS:
  Beginning of period                                                             102,978,530            84,738,423
                                                                                -------------         -------------
  End of period (including undistributed net investment income of
      $322,791 and $176,382, respectively) (Note 1)                             $ 107,633,747         $ 102,978,530
                                                                                =============         =============
NUMBER OF FUND SHARES:
  Sold                                                                              1,470,812             2,817,109
  Issued in reinvestment of distributions to shareholders                             207,195               180,968
  Redeemed                                                                         (1,496,820)           (3,054,423)
                                                                                -------------         -------------
      Net increase (decrease) in shares outstanding                                   181,187               (56,346)
  Outstanding at beginning of period                                                4,625,391             4,681,737
                                                                                -------------         -------------
  Outstanding at end of period                                                      4,806,578             4,625,391
                                                                                =============         =============

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 1996 (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

  Gradison Growth Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was created under Ohio law on May 31, 1983; it commenced investment operations and the public offering of its shares on August 16, 1983. The Trust consists of four series, the Gradison-McDonald Opportunity Value Fund, the Gradison-McDonald Established Value Fund, the Gradison-McDonald Growth & Income Fund, and the Gradison-McDonald International Fund (collectively, the "Funds"); each of which, in effect, represents a separate diversified fund with its own investment policies. This Semiannual Report to Shareholders pertains only to the Gradison-McDonald Opportunity Value Fund (the "Fund"). The Fund's investment objective is to seek long-term capital growth by investing primarily in common stocks.

  The Fund changed its fiscal year end to March 31, effective with the September 30, 1994 Semiannual Report.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION -- Portfolio securities listed or traded on the New York or American Stock Exchanges are valued at the last sale price on that exchange, or if there were no sales that day, the securities are valued at the closing bid price. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Commercial paper and discount notes are valued using the amortized cost method which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures adopted by the Board of Trustees.

  Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying security and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Fund enters into repurchase agreements only with selected domestic banks and securities dealers which the Fund's investment adviser believes present minimal credit risk. Refer to the Fund's Statement of Net Assets for the face amount of repurchase agreements and repurchase proceeds as of September 30, 1996.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

  TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

  NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 1996 (UNAUDITED)

  In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

  The tax basis of investments is equal to the cost as shown on the Statement of Net Assets.

  For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at September 30, 1996 was $32,814,506 and $2,166,325, respectively.

  FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS -- The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The redemption price per share is equal to the net asset value per share.

  Distributions to shareholders are recorded on the ex-dividend date. During the period ended September 30, 1996, the Fund made total distributions of $1.015 per share, of which $.065 was treated as dividend income, and $.95 was treated as long-term capital gain.

  EXPENSES -- Common expenses incurred by the Trust are allocated to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Trust. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

  NOTE 2 -- TRANSACTIONS WITH AFFILIATES

  The Trust's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement ("Agreement"). Under the terms of the Agreement, effective June 1, 1995, the Fund pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of .65% on the first $100 million, .55% on the next $100 million and .45% on any amounts in excess of $200 million. Prior to June 1, 1995, the Fund paid McDonald an investment advisory fee at an annual rate of .90% on the first $100 million, .80% on the next $100 million and .70% on any amounts in excess of $200 million.

  The Agreement provides that McDonald bears the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Fund.

  Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, effective June 1, 1995, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Fund. The Fund pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $18.25 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .03% on the first $100 million, .02% on the next $100 million, and .01% on any amount in excess of $200 million, with a minimum annual fee of $40,000.

  Prior to June 1, 1995, the Fund paid McDonald a monthly fee at an annual rate of $7.36 per shareholder non-zero balance account for data processing services provided to the Fund plus the cost of shareholder statement printing. Prior to June 1, 1995, the Fund also reimbursed McDonald for the cost of furnishing personnel to perform shareholder and certain other services.

  NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 1996 (UNAUDITED)

  In accordance with the terms of a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays McDonald a fee for its assistance in distribution of shares of the Fund. Effective June 1, 1995, in connection with a reduction of the investment advisory fee by .25%, the Distribution Plan was amended to increase the total fee by .25% to .50%, the components of which are set forth in the remainder of this paragraph. The Fund pays McDonald a service fee for personal services to shareholders, including shareholder liaison services such as responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets. The Fund also pays McDonald a fee for its assistance in selling shares of the Fund including advising shareholders regarding purchase, sale and retention of Fund shares. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets.

  The officers of the Trust are also officers of McDonald.

  Each trustee of the Trust who is not affiliated with Gradison receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $5,000 payable in quarterly installments for service during each fiscal quarter and (b) $500 for each Board of Trustees or committee meeting attended.

  NOTE 3 -- SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

  For the period ended September 30, 1996, the cost of purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $11,298,246 and $11,970,674, respectively.

  NOTE 4 -- NET ASSETS


  Net assets of the Fund consisted of:

                                                                                      SEPTEMBER 30, 1996
               Aggregate paid-in capital                                                $  72,267,579
               Accumulated undistributed net investment income                                322,791
               Accumulated net realized gain                                                4,395,196
               Net unrealized appreciation of investments                                  30,648,181
                                                                                         ------------
                 Net Assets                                                              $107,633,747
                                                                                         ============

--------------------------------------------------------------------------------------------------------------


NOTE 5 -- SUBSEQUENT EVENT

The Board of Trustees declared an income dividend of $0.10 per share and a long-term capital gain distribution of $1.09 per share payable on November 29, 1996 to shareholders of record on November 27, 1996.

                                GRADISON-MCDONALD

This material is intended for distribution to shareholders of the Gradison-McDonald Growth & Income Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison-McDonald Growth & Income Fund.
McDonald & Company Securities, Inc.-- Distributor

                             GROWTH & INCOME FUND
                              GRADISON-MCDONALD

                              SEMIANNUAL REPORT
                               SEPTEMBER 30, 1996

               A COMMON STOCK FUND SEEKING LONG-TERM GROWTH
               OF CAPITAL, CURRENT INCOME, AND GROWTH OF INCOME

                                GRADISON-MCDONALD

                              GROWTH & INCOME FUND



  LETTER TO SHAREHOLDERS

                                                             November 7, 1996

  Dear Shareholder:

  The stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500) has posted solid returns for the first nine months of this year. The market's strength is exceptional, considering this Index's superb investment results for all of 1995. The details of the Gradison-McDonald Growth & Income Fund's growth in assets and in number of shares outstanding are described below and in the financial reports that follow.

  PORTFOLIO At September 30, 1996 your Fund's net assets totaled more than seventeen million dollars. Your Fund's assets have grown because of price appreciation of its portfolio of common stocks and the influx of cash from new shareholders. The Fund's strategy continues to be one of maintaining a significant exposure to the common stock of high quality companies. The fund is fully invested with a five percent commitment to liquid reserves.

  We have remained committed to the Fund's focus and primary objective of long-term capital growth, current income and growth of income. The following table shows that your Fund's assets are invested primarily in the common stock of high quality companies with histories of growing profits and dividends. Companies with these characteristics are generally strong candidates for capital appreciation and income growth and it is our view that these characteristics bode well for future results.

  The Fund's holdings exhibited the following value and growth characteristics at September 30, 1996:



                                                          GRADISON-MCDONALD             S&P 500
                                                         GROWTH & INCOME FUND            INDEX

          Yield                                                  2.6%                    2.1%
          Price/earnings ratio                                  19.9x*                  19.8x
          Return on equity                                      20.3%                   15.2%
          Average annual five years earnings growth              9.4%                    9.8%
          Annual five year dividend growth rate                  8.6%                    4.1%
          Beta                                                  1.01                    1.00

[/FN]

  * based on trailing 12 month earnings


  INVESTMENT PERFORMANCE For the year ended September 30, 1996 your Fund achieved a total return of 18.6%. This compares to the 20.3% total return achieved by the S&P 500 for the same time period. Your Fund achieved 92% of the return of the S&P while assuming less risk due to the more conservative nature of its diversification. Compared to the S&P 500, the Fund had smaller positions in technology and cyclical stocks which were top performing sectors for the period. Your Fund's greater exposure to defensive and interest rate sensitive positions inhibited performance during this period. The Fund began operating on February 28, 1995, twenty months ago. Since its inception your Fund has achieved an annualized total return of 19.9% whereas the S&P 500's total return for the same period was 27.2%.**



                                                      1-800-869-5999 [Graphic]

  DIVIDENDS Dividends are paid quarterly. Shareholders have received the following distributions for the fiscal year ending March 31, 1997:




                                       INCOME DISTRIBUTIONS         CAPITAL GAINS DISTRIBUTIONS

         May 28, 1996                         $0.05                           $0.05
         August 28, 1996                       0.05                               -

[/FN]

       In total, $ 0.15 per share has been distributed to shareholders during our fiscal year so far.



  DIVIDEND REINVESTMENT PLAN The Fund has a dividend reinvestment plan available to all shareholders. You may elect to automatically reinvest dividends and/or capital gains distributions. You may change or terminate this election at any time.

  MARKET OUTLOOK The growth of the economy over the past two years has been below its postwar average of three percent. Most forecasters are predicting sub-average economic growth for the coming year. Current economic health reflects the trend of declining corporate profits, decline compounded by weak demand for products by debt encumbered consumers. Many industries are experiencing narrowing profit margins as corporations hold prices steady amid rising raw material prices. Rising energy prices are likely to be reflected in a combination of lower economic growth and higher inflation in the months ahead. However, inflation, as measured by the Consumer Price Index (CPI), has stayed below the 3% range for the year to date. Lower unemployment has not yet resulted in a powerful upsurge in wages or consumption. The Federal Reserve Board has stayed the course, allowing interest rates to seek their own levels which have remained within a narrow range this year. A slowing economy in the months ahead may discourage any additional interest rate hikes in the near future.

  In October, the stock market began its seventh year of the longest postwar bull market in history. The major stock market indices have reached all time highs and it "appears" that there is no end to investors' euphoria. Corporate earnings growth is mixed and investors are quick to punish offenders by selling out. Corporate boards of profitable companies are increasing dividends payments to shareholders albeit at lower rates, as the uncertainty of an overdue correction weakens their resolve. Some corporations are considering buybacks of stock in lieu of dividend increases. We are maintaining a cautious approach to common stock selection, with a greater allocation to defensive issues with emphasis on earnings reliability, dividend growth and reasonable price/earnings multiples.

  PUBLISHED PRICES Since the end of May, the Gradison-McDonald Growth & Income Fund has been listed in daily newspaper mutual fund price listings along with the other Gradison-McDonald Mutual Funds.

  Thank you for investing with the Gradison-McDonald Growth & Income Fund. We will continue to do our best to serve you and your investing needs.

  Sincerely,
  Gradison Growth Trust
  Gradison-McDonald Growth & Income Fund



  /s/ Julian C. Ball
  -----------------------
  Julian C. Ball, CFA
  Executive Vice President and Portfolio Manager

  **This represents historical performance. The investment return and value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total return includes changes in share value and reinvestment of all distributions. Expense reimbursement by the Adviser increased performance during the period shown.

 FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
 (UNAUDITED)

                                                           SIX MONTHS                YEAR             FOR THE PERIOD
                                                              ENDED                  ENDED          FEBRUARY 28, 1995*
                                                       SEPTEMBER 30, 1996        MARCH 31,1996       TO MARCH 31, 1995

  Net asset value at beginning of period                     $18.459               $15.189              $15.000
                                                             -------               -------              -------
  INCOME FROM INVESTMENT OPERATION
    Net investment income                                       .097                  .173                 .030
    Net realized and unrealized gain on investments            1.186                 3.317                 .159
                                                             -------               -------              -------
    Total income from investment operations                    1.283                 3.490                 .189
                                                             -------               -------              -------
  DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income                       (.100)                (.185)                   -
    Distributions from realized capital gains                  (.050)                (.035)                   -
                                                             -------               -------              -------
  Total distributions to shareholders                          (.150)                (.220)                   -
                                                             -------               -------              -------
  Net asset value at end of period                           $19.592               $18.459              $15.189
                                                             =======               =======              =======
  Total return                                                 6.96%(1)             23.09%                1.27%(1)
                                                             =======               =======              =======
  RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in millions)                    $17.3                $12.0               $  1.2

  RATIOS NET OF EXPENSES WAIVED
    AND REIMBURSED BY THE ADVISER (2):
    Ratio of expenses to average net assets                    1.50%(3)             1.50%                 0.00%(3)
    Ratio of net investment income
      to average net assets
                                                               1.11%(3)             1.39%                 4.09%(3)
  RATIOS ASSUMING NO ADVISER WAIVER
    OR REIMBURSEMENT OF EXPENSES (2):
    Ratio of expenses to average net assets                    1.96%(3)             2.87%                13.88%(3)
    Ratio of net investment income (loss)
      to average net assets                                     .65%(3)              .01%                (9.79)%(3)
  Portfolio turnover rate                                      4.72%                3.07%                 3.62%
  Average commission paid per share traded                     $.051                    -                    -

[/FN]
  (1) Total return represents the actual return over the period and has not been annualized.
  (2) The adviser absorbed expenses of the Fund through waiver of fees and reimbursement of certain expenses (Note 2).
  (3) Annualized.

  * Date of public offering

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS  SEPTEMBER 30, 1996 (UNAUDITED)

  SHARES        COMMON STOCKS - 95.41%          VALUE

          BANK SERVICES - 7.64%

   7,000  Huntington Bankshares,
             Incorporated                     $   161,000
   7,000  Morgan (J.P.) & Company,
             Incorporated                         622,125
  13,000  Norwest Corporation                     531,375
                                              -----------
                                                1,314,500
                                              -----------
          CONSUMER DURABLES - 4.54%

  14,000  Cooper Tire & Rubber Company            302,750
   8,000  Shaw Industries Corp.                   107,000
   4,000  TRW Inc.                                372,000
                                              -----------
                                                  781,750
                                              -----------
          CONSUMER
             NON-DURABLES - 12.48%

   5,000  CPC International, Inc.                 374,375
  14,000  Heinz (H.J.) Company                    472,500
   2,000  International Flavors &
             Fragrances, Inc.                      87,250
   3,000  Kellogg Company                         206,625
  14,000  Newell Company                          420,000
   7,000  Pepsico, Inc.                           197,750
   4,000  Procter & Gamble Company                390,000
                                              -----------
                                                2,148,500
                                              -----------
          ENERGY - 8.93%

   6,000  Chevron Corporation                     375,750
   7,000  Exxon Corporation                       582,750
   5,000  Mobil Corporation                       578,750
                                              -----------
                                                1,537,250
                                              -----------
          FINANCIAL SERVICES - 6.88%

  10,000  American Express Company                462,500
  10,000  American General Corporation            377,500
   6,000  Cincinnati Financial Corporation        343,500
                                              -----------
                                                1,183,500
                                              -----------

  SHARES       COMMON STOCKS (CONTINUED)        VALUE

          HEALTHCARE &
             PHARMACEUTICALS - 9.91%

   9,000  American Home Products
             Corporation                   $      573,750
   6,000  Bristol-Myers Squibb Company            578,250
   6,000  Merck & Co., Inc.                       422,250
   2,000  Warner-Lambert Company                  132,000
                                              -----------
                                                1,706,250
                                              -----------
          INDUSTRIAL PRODUCTS - 7.25%

   6,000  General Electric Company                546,000
   6,000  Pall Corporation                        169,500
   7,000  WMX Technologies, Inc.                  230,125
  15,000  Worthington Industries, Inc.            301,875
                                              -----------
                                                1,247,500
                                              -----------
          NATURAL RESOURCES - 5.10%

   5,000  Avery-Dennison Corporation              277,500
   5,000  Du Pont (E.I.) de Nemours &
             Company                              441,250
   7,000  Schulman, (A.), Inc.                    159,250
                                              -----------
                                                  878,000
                                              -----------
          RETAIL TRADE & SERVICES - 7.56%

   6,000  Dun & Bradstreet Corporation            357,750
   3,000  J.C. Penney Company, Inc.               162,375
   7,000  May Department Stores Co.               340,375
   3,000  McDonald's Corporation                  142,125
   3,000  Nordstrom, Inc.                         114,000
   5,000  Walgreen Co.                            185,000
                                              -----------
                                                1,301,625
                                              -----------

                 See accompanying notes to financial statements.

  PORTFOLIO OF INVESTMENTS          SEPTEMBER 30, 1996 (UNAUDITED)



  SHARES       COMMON STOCKS (CONTINUED)        VALUE

          TECHNOLOGY - 15.62%

   9,000  Automated Data Processing, Inc.     $   392,625
   5,000  Hewlett Packard Company                 243,750
   6,000  Intel Corporation                       572,250
   7,000  Minnesota Mining &
             Manufacturing Company                489,125
   9,000  Motorola, Inc.                          464,625
  10,000  Pitney-Bowes, Inc.                      526,250
                                              -----------
                                                2,688,625
                                              -----------
          TRANSPORTATION - 0.74%

   4,000  Illinois Central Corporation            126,500
                                              -----------



  SHARES       COMMON STOCKS (CONTINUED)        VALUE
          UTILITIES - 8.76%

   7,000  Ameritech Corporation              $    368,375
   4,000  Bell Atlantic Corporation               239,500
   9,000  Central & South West
             Corporation                          234,000
   5,000  Duke Power Company                      233,125
   9,000  SBC Communications, Inc.                433,125
                                              -----------
                                                1,508,125
                                              -----------
          TOTAL COMMON STOCKS

             (COST $14,470,710)                16,422,125
                                              -----------



  PRINCIPAL                                                                                   INTEREST
    AMOUNT                        COMMERCIAL PAPER - 2.32%                          MATURITY   RATE (1)       VALUE
   $400,000    AT&T Corporation
                 (COST $399,535)                                                    10/09/96     5.23%      $   399,535
                                                                                                            -----------
                                REPURCHASE AGREEMENT - 2.27%
   390,000     Fuji Securities dated 9/30/96; collateral: U.S. Treasury Note,
                 6.125% due 9/30/00 with a market value of $398,844; repurchase proceeds:  $390,062
                 (COST $390,000)                                                    10/01/96     5.78           390,000
                                                                                                            -----------
               TOTAL INVESTMENTS, AT VALUE (NOTE 1)
                 (COST $15,260,245) - 100%                                                                  $17,211,660
                                                                                                            ===========

[/FN]

  (1)For commercial paper, the interest rate is the discount rate at the time of purchase by the Fund. For repurchase agreements, the interest rate reflects the actual rate of return to the Fund.


                 See accompanying notes to financial statements.

    STATEMENT OF ASSETS AND LIABILITIES      (UNAUDITED)

 ASSETS
    Investments in securities, at value (Note 1) (Cost $15,260,245)                $17,211,660
    Receivable for Fund shares sold                                                     81,440
    Dividends and interest receivable                                                   27,692
    Cash                                                                                15,476
    Prepaid expenses and other assets                                                    5,126
    Organization expenses, net (Note 1)                                                  4,308
                                                                                   -----------
      TOTAL ASSETS                                                                  17,345,702
                                                                                   -----------
 LIABILITIES
    Accrued investment advisory fee (Note 2)                                            13,684
    Other liabilities payable to adviser (Note 2)                                       11,444
    Other accrued expenses and liabilities                                               6,023
    Payable for Fund shares redeemed                                                       512
                                                                                   -----------
      TOTAL LIABILITIES                                                                 31,663
                                                                                   -----------
  NET ASSETS                                                                       $17,314,039
                                                                                   ===========
  Net assets consist of:
    Aggregate paid-in capital                                                      $15,204,989
    Accumulated undistributed net investment income (Note 1)                            13,008
    Accumulated net realized gain                                                      144,627
    Net unrealized appreciation of investments                                       1,951,415
                                                                                   -----------
  Net Assets                                                                       $17,314,039
                                                                                   ===========
  Shares of capital stock outstanding
   (no par value - unlimited number of shares authorized)                              883,748
                                                                                   ===========
  Net asset value and redemption price per share (Note 1)                               $19.59
                                                                                   ===========

                 See accompanying notes to financial statements.

  STATEMENT OF OPERATIONS   (UNAUDITED)

                                                                         SIX MONTHS ENDED
                                                                        SEPTEMBER 30, 1996

 INVESTMENT INCOME:
   Dividends                                                          $ 182,078
   Interest                                                               6,739
                                                                      ---------
      TOTAL INVESTMENT INCOME                                                            $  188,817

 EXPENSES:
   Investment advisory fee (Note 2)                                      47,070
   Distribution (Note 2)                                                 36,209
   Transfer agency and accounting services fees (Note 2)                 30,254
   Professional fees                                                     11,188
   Registration fees                                                      8,110
   Trustees' fees (Note 2)                                                5,389
   Printing                                                               1,853
   Other                                                                  1,895
                                                                      ---------
      TOTAL EXPENSES                                                    141,968
      LESS FEES WAIVED BY THE ADVISER (NOTE 2)                          (33,386)
                                                                      ---------
      NET EXPENSES                                                                          108,582
                                                                                         ----------
 NET INVESTMENT INCOME                                                                       80,235
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                     177,293
   Net change in unrealized appreciation of investments                 764,206
                                                                      ---------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                           941,499
                                                                                         ----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $1,021,734
                                                                                         ==========

                 See accompanying notes to financial statements.


 STATEMENTS OF CHANGES IN NET ASSETS  (UNAUDITED)                               SIX MONTHS                 YEAR
                                                                                   ENDED                   ENDED
                                                                            SEPTEMBER 30, 1996        MARCH 31, 1996

 FROM OPERATIONS:
  Net investment income                                                        $    80,235               $   90,227
  Net realized gain on investments                                                 177,293                   19,093
  Net change in unrealized appreciation of investments                             764,206                1,179,997
                                                                               -----------              -----------
      Net increase in net assets resulting from operations                       1,021,734                1,289,317
                                                                               -----------              -----------
 FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                                            (78,848)                 (81,010)
  Net realized capital gains                                                       (37,045)                 (15,124)
                                                                               -----------              -----------
      Decrease in net assets from distributions to shareholders                   (115,893)                 (96,134)
                                                                               -----------              -----------
 FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                                                      5,369,515               10,777,990
  Net asset value of shares issued as distributions                                113,613                   93,588
  Payments for shares redeemed                                                  (1,052,288)              (1,295,409)
                                                                               -----------              -----------
      Net increase in net assets from Fund share transactions                    4,430,840                9,576,169
                                                                               -----------              -----------
 TOTAL INCREASE IN NET ASSETS                                                   5,336,681               10,769,352
 NET ASSETS:
  Beginning of period                                                           11,977,358                1,208,006
                                                                               -----------              -----------
  End of period (including undistributed net investment
      income of $13,008 and $11,621, respectively) (Note 1)                    $17,314,039              $11,977,358
                                                                               ===========              ===========
 NUMBER OF FUND SHARES:
  Sold                                                                             284,201                  640,085
  Issued in reinvestment of distributions to shareholders                            6,012                    5,402
  Redeemed                                                                         (55,342)                 (76,141)
                                                                               -----------              -----------
      Net increase in shares outstanding                                           234,871                  569,346
  Outstanding at beginning of period                                               648,877                   79,531
                                                                               -----------              -----------
  Outstanding at end of period                                                     883,748                  648,877
                                                                               ===========              ===========



                 See accompanying notes to financial statements.

  NOTES TO FINANCIAL STATEMENTS             SEPTEMBER 30, 1996 (UNAUDITED)

  NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

  Gradison Growth Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was created under Ohio law on May 31, 1983; it commenced investment operations and the public offering of its shares on August 16, 1983. The Trust consists of four series, the Gradison-McDonald Growth & Income Fund, the Gradison-McDonald Established Value Fund, the Gradison-McDonald
  Opportunity Value Fund and the Gradison-McDonald International Fund (collectively, the "Funds"); each of which, in effect, represents a separate diversified fund with its own investment policies. This Semiannual Report to Shareholders pertains only to the Gradison-McDonald Growth & Income Fund
  (the "Fund"), the public offering of shares of which commenced on February 28, 1995. The Fund's investment objective is to seek long-term growth of capital, current income, and growth of income consistent with reasonable investment risk.

  The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION -- Portfolio securities listed or traded on the New York or American Stock Exchanges are valued at the last sale price on that exchange, or if there were no sales that day, the securities are valued at the closing bid price. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Commercial paper and discount notes are valued using the amortized cost method which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures adopted by the Board of Trustees.

  Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying security and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Fund enters into repurchase agreements only with selected domestic banks and securities dealers which the Fund's investment adviser believes present minimal credit risk. Refer to the Fund's Portfolio of Investments for the face amount of repurchase agreements and repurchase proceeds as of September 30, 1996.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

  TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

  NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 1996 (UNAUDITED)

  In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

  The tax basis of investments is equal to the cost as shown on the Statement of Assets and Liabilities.

  For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at September 30, 1996 was $2,118,258 and $166,843, respectively.

  FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS -- The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The redemption price per share is equal to the net asset value per share.

  Distributions to shareholders are recorded on the ex-dividend date. During the period ended September 30, 1996, the Fund made total distributions of $.15 per share, $.10 of which was treated as dividend income, $.04 was treated as short-term capital gain, and $.01 was treated as long-term capital gain.

  EXPENSES -- Common expenses incurred by the Trust are allocated to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Trust. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

  ORGANIZATION EXPENSES -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over 60 months commencing upon the public offering of the Fund's shares.

  NOTE 2 -- TRANSACTIONS WITH AFFILIATES

  The Trust's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement ("Agreement"). Under the terms of the Agreement, the Fund pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of .65% on the first $100 million, .55% on the next $100 million and .45% on any amounts in excess of $200 million.

  The Agreement provides that McDonald bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Fund.

  Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Fund. The Fund pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $18.25 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .03% on the first $100 million, .02% on the next $100 million and .01% on any amount in excess of $200 million, with a minimum annual fee of $40,000.

  NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 1996 (UNAUDITED)

  Under the terms of an Expense Reimbursement Agreement, McDonald has agreed to forego fees owed to it under the Advisory Agreement or any other agreement with the Trust and to reimburse the Fund if, and to the extent that, expenses (excluding brokerage commissions, taxes, interest and extraordinary items) borne by the Fund in any fiscal year exceed 1.50% of the average net assets of the Fund. This agreement is in effect until July 31, 1997 and is subject to termination by either party upon written notice subsequent to that date. In addition, McDonald may, at its discretion, agree to waive fees and/or reimburse the Fund for other expenses in order to limit the Fund's expenses to a specified percentage of average net assets lower than 1.50%. For the period ended September 30, 1996, McDonald waived advisory fees of $33,386.

  In accordance with the terms of a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays McDonald a service fee for personal services to shareholders including shareholder liaison services such as responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets. The Fund also pays McDonald a fee for its assistance in selling shares of the Fund including advising shareholders regarding purchase, sale and retention of Fund shares. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets.

  The officers of the Trust are also officers of McDonald.

  Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $5,000 payable in quarterly installments and

  (b) $500 for each Board of Trustees or committee meeting attended.

  NOTE 3 -- SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

  For the period ended September 30, 1996, the cost of purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $4,508,653 and $644,102, respectively.

  NOTE 4 -- SUBSEQUENT EVENT

  The Board of Trustees declared an income dividend of $0.13 per share, of which $0.08 per share is attributable to short-term capital gains, payable on November 29, 1996 to shareholders of record on November 27, 1996.

                               GRADISON-MCDONALD

     This material is intended for distribution to shareholders of the Gradison-McDonald International Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison-McDonald International Fund.
     McDoald & Company Securities, Inc.-Distributor



                                  INTERNATIONAL
                                      FUND


                              GRADISON-MCDONALD


                                SEMIANNUAL REPORT
                               SEPTEMBER 30, 1996


                          A COMMON STOCK FUND INVESTING
                         IN NON-UNITED STATES COMPANIES

                               GRADISON-MCDONALD
                              INTERNATIONAL FUND

LETTER TO SHAREHOLDERS

                                                                November 7, 1996


Dear Shareholder:

It has been over a year since we commenced operations in the Gradison-McDonald International Fund. You will recall that we chose Blairlogie Capital Management of Edinburgh, Scotland to be our subadvisor on this Fund. Blairlogie specializes in managing international portfolios and offers a strategy which includes investments in both developed and emerging stock markets, called the hybrid strategy.

The Fund has continued to attract new shareholders and now stands at over $21 million in assets. The Fund is now listed on NASDAQ under the symbol INTFX and appears daily in most major newspapers under the heading Gradison-McDonald. These milestones could not have been accomplished without the support of our shareholders, and for that, we thank you.

PORTFOLIO The Fund seeks growth of capital by investing in common stocks of companies based outside of the United States. The Fund generally invests a maximum of 30% of assets in companies based in emerging market countries. As of September 30, the top five countries represented 53.61% of the Fund's total investments in securities as listed below:

                                                            PERCENT OF
                       COUNTRY                              NET ASSETS
  Japan                                                       22.75%
  United Kingdom                                              12.93%
  Germany                                                      6.98%
  Switzerland                                                  5.81%
  Brazil                                                       5.14%

The remaining 46.39% of the portfolio was diversified over an additional eight established and thirteen emerging markets. The entire portfolio breakdown is shown in the enclosed financial statements.

OUTLOOK With the domestic stock market continuing to achieve record highs, investors have had little reason to focus on the international markets. Add to this the recent volatility in many of the markets outside our borders and it's easy to understand why investors have preferred to stay at home and enjoy the prospect of another year (almost) of double digit returns.

                                                   1-800-869-5999  [GRAPHIC]

As uninspiring as the international markets have been recently, it's important to remember why investors with a long-term perspective should benefit from their portfolios having an international component. First, prudent investors diversify. As the recent period indicates, markets rarely move in tandem. There will come a day when the domestic markets are less inspiring. Second, above average economic growth in the emerging markets bodes well for those countries' stock markets. Third, demographic trends suggest the increasing importance of foreign economies.

We appreciate your participation in the Gradison-McDonald International Fund. We will do our best to serve your investing needs.

Sincerely,

Gradison Growth Trust
Gradison-McDonald International Fund


/s/ Bradley E. Turner
    -----------------------
    Bradley E. Turner
    President

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
(UNAUDITED)



                                                                 SIX MONTHS          FOR THE PERIOD
                                                                    ENDED            MAY 31, 1995*
                                                             SEPTEMBER 30, 1996    TO MARCH 31, 1996
Net asset value at beginning of period                              $15.822              $15.000
                                                                    -------              -------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                                  .020                 .065

Net realized and unrealized gain on investments                        .070                 .799
                                                                    -------              -------
Total income from investment operations                                .090                 .864
                                                                    -------              -------
Dividends to shareholders from net investment income                   --                  (.042)
                                                                    -------              -------
Net asset value at end of period                                    $15.912              $15.822
                                                                    =======              =======
Total return (1)                                                        .57%                5.76%
                                                                    =======              =======
RATIOS/SUPPLEMENTAL DATA:

Net assets at end of period (in millions)                           $  21.2              $  15.3

RATIOS NET OF EXPENSES WAIVED AND REIMBURSED
    BY THE ADVISER (2)(3):

    Ratio of expenses to average net assets                            2.00%                1.75%

    Ratio of net investment income to average net assets                .37%                 .70%

RATIOS ASSUMING NO ADVISER WAIVER
    OR REIMBURSEMENT OF EXPENSES (2)(3):

    Ratio of expenses to average net assets                            2.88%                3.73%

    Ratio of net investment loss to average net assets                 (.51%)              (1.28%)

Portfolio turnover rate                                               48.40%               71.78%

Average commission paid per share traded                            $  .001                 --


(1) Total return represents the actual return over the period and has not been annualized.

(2) The adviser absorbed expenses of the Fund through waiver of fees and reimbursement of certain expenses (Note 2).

(3)  Annualized.

*    Date of public offering

                 See accompanying note to Financial Statements.

PORTFOLIO OF INVESTMENTS   SEPTEMBER 30, 1996  (UNAUDITED)

  SHARES     PREFERRED STOCKS - 3.55%         VALUE

             BRAZIL - 3.55%

 9,195,000   Banco Bradesco SA              $ 77,897
   190,000   Brasmotor SA                     70,154
 1,010,000   Ceval Alimentos SA                9,298
   100,000   Cia Cervejaria Brahma            61,995
 2,370,000   Cia Energetica Minas Gerais      70,795
     4,214   Companhia Vale Rio Doce          83,575
   831,000   Duratex                          31,578
   433,000   Elerobras Centrais Eletricas    120,438
 6,200,000   Fosfertil Fertiliz               30,058
   364,000   Petrol Brasileiros               41,710
    85,000   Tecidos Norte De Minas           30,635
39,760,000   Usiminas Siderugicas
                Minas Gerais                  39,330
                                            --------
              TOTAL PREFERRED STOCKS
                 (COST $638,460)             667,463
                                            --------


             COMMON STOCKS - 96.45%

             BRAZIL - 1.59%

     3,100   Souza Cruz                       20,038
     2,900   Telebras SA ADR                 227,650
   800,000   Telecomunicacoes
               Brasileiras SA                 52,221
                                            --------
                                             299,909
                                            --------
              COLOMBIA - 1.18%

     5,520   Carulla 144A ADR                 36,779
     1,200   Cementos Diamante
               144A ADR                       15,300
     3,250   Cementos Paz Rio ADR (1)         39,717
       900   Banco Ganadero ADR               18,225
     6,000   Banco Ind Columbiano ADS        111,750
                                            --------
                                             221,771
                                            --------

              FINLAND - 1.38%

       950   Hartwall Oy                    $ 31,198
     1,140   Kemira Oy                        13,103
     1,930   Kesko                            31,015
       935   Nokia (AB) Oy                    41,739
       200   Stockmann (AB) Oy                10,728
     1,980   Upm-Kymmene Oy                   41,269
     1,480   Valmet Oy                        24,399
     2,300   Werner Soderstrom                51,362
     1,200   Yit Huber                        14,450
                                            --------
                                             259,263
                                            --------

             FRANCE - 3.64%

       848   Alcatel Alst                     71,553
       916   AXA                              54,911
       389   Bic                              51,101
       108   Carrefour                        60,662
       368   Cie De St Gobain                 49,910
       355   Clarins                          49,591
       340   Compagnie Bancaire SA            35,507
       952   Elf Aquitaine                    74,500
     1,980   Rhone-Poulenc                    55,242
       172   Roussel-Uclaf                    41,490
        42   Salomon SA                       37,311
       600   Societe Generale                 66,379
       752   Schneider SA                     35,405
                                            --------
                                             683,562
                                            --------

                See accompanying note to Financial Statements.

PORTFOLIO OF INVESTMENTS   SEPTEMBER 30, 1996  (UNAUDITED)

   SHARES    COMMON STOCKS (CONT.)            VALUE
             GERMANY - 6.98%

        95   Allianz AG Holding             $167,793
     5,540   Bayer AG                        203,401
       240   Commerzbank AG                   54,836
     1,000   Daimler-Benz AG                  55,007
       276   Degussa                          99,976
     2,400   Dresdner Bank                    63,302
       512   Mannesmann AG                   192,008
        15   Munchener
                Rueckversicherungs-
                Gesellschaft                  34,027
     2,370   Siemens AG                      125,021
     3,792   Veba AG                         198,641
       318   Volkswagen AG                   118,630
                                           ---------
                                           1,312,642
                                           ---------

              HONG KONG - 2.20%

    17,000   Amoy Properties                  19,785
     8,000   Cheung Kong (Holdings)           61,554
     4,000   Citic Pacific                    18,104
    28,000   Guangdong Investment Ltd.        19,735
     4,800   Hang Seng Bank                   50,898
    12,000   Hong Kong & China Gas            20,406
    12,000   Hong Kong
               Telecommunications             21,725
     5,000   Hutchison Whampoa Ltd.           33,622
     6,000   New World
             Development Co.                  31,501
     7,000   Sun Hung Kai
               Properties Ltd.                74,453
     7,000   Swire Pacific Ltd.               62,685
                                           ---------
                                             414,468
                                           ---------

              HUNGARY - 1.08%

       800   Borsodchem Rt.                 $ 15,243
       700   Egis Rt.                         49,282
       500   Graboplast Rt.                   15,340
     3,500   Magyar Olaj Es Gazipari          32,101
     2,100   OTP Bank Rt.                     33,232
     1,100   Richter Gedeon Rt.               58,225
                                           ---------
                                             203,423
                                           ---------

              INDONESIA - 0.59%

      19,235  Bank Internasional
                 Indonesias                   28,122

    15,500   Semen Gresik                     45,988
    19,500   United Tractors                  36,475
                                           ---------
                                             110,585
                                           ---------

              ISRAEL - 2.33%

    42,000   Bank Hapoalim Ltd.               57,661
     4,400   Blue Square
                Chain Stores ADR              64,900
     6,000   Elite Industries                 23,345
    50,000   Israel Chemical Ltd.             38,534
       720   Koor Industries Ltd.             63,923
     6,000   Osem Investments Ltd.            34,971
     1,400   Super Sol                        31,967
    11,200   Tadiran Ltd.                     45,535
       168   Teva Pharmaceutical
                Industries Ltd.               77,393
                                           ---------
                                             438,229
                                           ---------

                See accompanying note to Financial Statements.

PORTFOLIO OF INVESTMENTS   SEPTEMBER 30, 1996  (UNAUDITED)

  SHARES     COMMON STOCKS (CONT.)            VALUE

             ITALY - 3.23%

    25,000   Bca Fideuram SpA               $ 59,459
    39,325   Credito Italiano SpA             45,188
     8,000   Edison SpA                       49,879
    12,100   Eni SpA                          61,888
    40,000   Istituto Nazionale delle
               Assicurazioni                  57,947
    62,160   Montedison SpA (1)               40,186
    50,400   Parmalat Finanziaria SpA         72,517
    28,000   Pirelli SpA                      51,049
    14,390   Sasib SpA                        25,432
    23,000   STET-Sicieta Finanziaria
               Telefonica                     79,862
    29,000   Telecom Italia SpA               64,494
                                           ---------
                                             607,901
                                           ---------

             JAPAN - 22.75%

    16,000   Daiwa Securities Co. Ltd.       183,869
    29,000   Fujisawa Pharmaceutical Co.     275,984
    28,000   Hitachi Ltd.                    271,495
    58,000   Marubeni Corp.                  302,020
    19,000   Matsushita Electric Works       187,640
    51,000   Mitsubishi Chemical Corp.       215,203
    85,000   Mitsui Engineering
               & Shipbuilding (1)            232,755
    17,000   Mitsui Fudosan Co. Ltd.         225,887
    65,000   Mitsui O.S.K. Lines Ltd. (1)    200,748
    39,000   Nippon Oil Co.                  238,447
        40   Nippon Telephone
               & Telegraph Corp.             294,478
    81,000   NKK Corp. (1)                   207,984
    15,000   Sumitomo Bank                   277,420
    27,000   Sumitomo Metal Mining           228,104
    21,000   Sumitomo Trust & Banking        263,953
     6,900   Tokyo Electric                  167,260
    13,000   Tokyo Steel Manufacturing       229,927
    39,000   Tokyu Corp.                     274,511
                                           ---------
                                           4,277,685
                                           ---------


             MALAYSIA - 4.35%

     1,000   Edaran Otomobil Nasional
               Berhad                       $  9,854
    11,000   Gamuda Berhad                    82,066
    14,000   Jaya Tiasa Holdings Berhad       87,132
    10,000   Land & General Berhad            21,344
     8,000   Malayan Banking Berhad           79,472
    28,000   Metacorp Berhad                  80,430
    13,000   Perusahaan Otomobil Berhad       70,536
    40,000   Public Bank Berhad               74,047
    16,000   Road Builder Berhad              82,345
    10,000   Sungei Way Holdings
               Berhad                         53,460
    11,000   Telekom Malaysia Berhad          96,987
    17,000   UMW Holdings Berhad              65,449
     2,000   United Engineers Berhad          15,480
                                           ---------
                                             818,602
                                           ---------
              MEXICO - 4.36%

    19,000   Cemex, SA                        71,595
    33,000   Cifra SA De CV                   47,555
    42,000   Controlodora Comercial
               Mexicana SA de CV              41,388
     4,200   Desc SA de CV                    23,586
        87   Desc SA de CV, Series C             483
     3,420   Empresas ICA Sociedad
               Controladora SA                51,775
     7,000   Fomento Economico
             Mexicano SA de CV                21,463
    48,354   Grupo Financiero Banamex
               Accival SA de CV               98,628
    10,800   Grupo Mexico SA (1)              33,473
     6,700   Grupo Modelo SA de CV            34,609
     1,200   Grupo Televisa ADR               34,650
     5,300   Industrias Penoles SA            22,534
     1,800   Kimberly-Clark
               de Mexico SA                   34,092
     8,370   Telefonos de Mexico ADR         268,886
     3,200   Tubos de Acero
             de Mexico SA (1)                 35,009
                                           ---------
                                             819,726
                                           ---------

                See accompanying note to Financial Statements.

PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996  (UNAUDITED)

  SHARES     COMMON STOCKS (CONT.)            VALUE

             NETHERLANDS - 3.67%

       766   ABN-AMRO Holdings NV           $ 42,487
       753   Ahold (Koninklijke) NV           42,646
       350   Akzo Nobel NV                    42,427
       350   DSM NV                           34,367
     4,220   Elsevier NV                      69,801
       927   Fortis Amev NV                   27,740
     1,200   Ing Groep NV                     37,453
     1,270   Royal Dutch Petroleum NV        198,559
       680   Unilever NV                     107,348
     1,200   Vendex International NV          46,781
     2,030   VNU (Verenigde
               Nederlandse Uitgevbedri
               Verigd Bezit)                  39,747
                                            --------
                                             689,356
                                            --------

              PERU - 1.00%

     8,993   Cerveceria Backus
               & Johnston SA                  10,390
     2,000   Banco Wiese ADR                  12,750
    47,600   Telefonica del Peru SA          107,145
       760   Credicorp Ltd. ADR               14,440
     1,414   Co de Minas
               Buenaventura SA                12,112
       353   Co de Minas
               Buenaventura SA                 3,375
     5,500   Ferreyros (Enrique) SA            5,894
     1,300   Minsur SA                        12,119
     2,700   Southern Peru Copper Corp.        9,896
                                            --------
                                             188,121
                                            --------

             PHILLIPINES - 2.56%

    53,250   Ayala Corp.                    $ 60,892
     4,600   Metropolitan Bank
               & Trust Co.                   109,586
   120,900   Petron Corp.                     43,779
     1,900   Philippine Long Distance
               Telephone Co. ADR             118,750
    29,630   San Miguel Corp.                 97,129
   219,000   SM Prime Holdings                50,921
                                            --------
                                             481,057
                                            --------

             POLAND - 2.11%

     3,160   Bank Rozwoju Eksportu SA        107,990
       570   Bank Slaski SA                   55,800
     2,565   Debica SA (1)                    54,786
    13,680   Elektrim Spolka Akcyjna SA      133,920
     9,600   Polifarb-Cieszyn SA              45,110
                                            --------
                                             397,606
                                            --------

             PORTUGAL - 1.03%

     1,460   Cimpor-Cimentos
               de Portugal                    30,732
     2,107   Empresa Fabril
               de Maquinas Electricas         23,786
       650   Investec Consultadoria
               Internacional (1)              20,743
       440   Jeronimo Martins & Filho         40,054
     2,130   Portugal Telecom SA              54,791
       790   Sonae Investimentos
               Sociedade Gestora de
               Participacoes Sociais SA       22,919
                                            --------
                                             193,025
                                            --------

                See accompanying note to Financial Statements.

PORTFOLIO OF INVESTMENTS   SEPTEMBER 30, 1996  (UNAUDITED)

  SHARES     COMMON STOCKS (CONT.)            VALUE

             SINGAPORE - 1.48%

    28,000   Comfort Group Ltd.             $ 24,458
     3,000   Cycle & Carriage Ltd.            32,596
     8,000   DBS Land Ltd.                    26,474
     6,000   Hong Leong Finance Ltd.          19,515
     3,000   Keppel Corp. Ltd.                23,222
     5,500   Oversea-Chinese
               Banking Corp. Ltd.             66,009
     8,000   Overseas Union Bank Ltd.         55,960
     9,000   Straits Steamship Land Ltd.      29,400
                                            --------
                                             277,634
                                            --------

             SOUTH KOREA - 1.81%

     2,860   Cho Hung Bank                    31,146
     1,200   Daewoo Securities Co.            25,410
     2,300   Han Wha Chemical Corp.           20,928
     1,250   Korea Electric Power             41,291
    11,800   Korea Fund, Inc.
               (closed-end mutual fund)      215,350
       320   Pohang Iron &
               Steel Co. Ltd. ADR              6,840
                                            --------
                                             340,965
                                            --------

             SPAIN - 2.79%

     5,250   Aumar (Autopistas del
               Marc Nostrum SA)               75,223
     1,120   Banco Bilbao Vizcaya SA          51,631
       462   Banco Popular Espanol SA         84,903
     7,164   Iberdrola SA                     69,454
     1,586   Empresa Nacional
               de Electridad SA               93,367
     1,575   Repsol SA                        51,756
     5,290   Telefonica de Espana             98,246
                                            --------
                                             524,580
                                            --------



              SWITZERLAND - 5.81%

        73   Alusuisse Lonza Holding AG     $ 54,799
        82   ABB AG                          100,345
        87   Ciba-Geigy AG                   111,322
       160   Clariant AG                      55,522
     2,414   CS Holding AG                   238,791
        59   Holderbank Financiere
               Garis AG                       42,830
       143   Nestle SA                       159,478
        22   Roche Holdings AG               162,076
        93   Sandoz AG                       111,729
        91   Winterthur Schweizerische
               Versicherungs-Gesellschaft     56,188
                                           ---------
                                           1,093,080
                                           ---------

              THAILAND - 1.25%

     3,800   Bangkok Bank
               Public Co. Ltd.                49,634
     4,100   Dhana Siam Finance               19,356
     8,200   Industrial Finance Corp.         33,551
     6,500   Krung Thai Bank
               Public Co. Ltd.                27,874
     1,300   Land & House Co. Ltd.            16,060
     4,000   Phatra Thanakit Co. Ltd.         22,818
     2,800   Thai Farmers Bank
               Public Co. Ltd.                29,522
     5,000   Total Access
               Communications                 37,000
                                            --------
                                             235,815
                                            --------


                 See accompanying note to financial statements.

PORTFOLIO OF INVESTMENTS   SEPTEMBER 30, 1996  (UNAUDITED)

  SHARES     COMMON STOCKS (CONT.)            VALUE
             TURKEY - 2.27%

   477,850   Akal Tekstil Sanayii           $ 29,627
   332,000   Akbank                           31,208
   418,000   Arcelik AS                       40,128
   930,000   Demirbank                        28,365
   883,000   Eczacibasi Yapi Gere             33,554
    71,000   Erciyas Biracilik                33,725
   366,000   Eregli Demir Co.                 36,234
   158,000   Kordsa                           45,820
    50,800   Migros Turk TAS                  41,656
   277,000   Netas Telekomunik AS             66,480
   674,000   Trakya Cam                       39,092
                                            --------
                                             425,889
                                            --------

             UNITED KINGDOM - 12.93%

    13,740   Abbey National PLC              127,490
    11,775   BAA PLC                          91,493
    13,700   Boots PLC                       133,652
     6,400   Burmah Castrol PLC              114,566
     8,300   Commercial Union PLC             77,922
     4,900   EMI Group PLC (1)               102,117
     9,200   Granada Group PLC               123,265
    22,259   Lloyds TSB Group PLC            131,543
    14,000   Marks & Spencer PLC             108,562
    22,500   Pilkington PLC                   66,484
    15,500   Prudential PLC                  109,047
    15,979   Scot Power                       76,194
    12,700   Scottish & Newcastle PLC        133,228
     7,050   Shell Transportation
               & Trading PLC                 107,574
     7,000   Smith Kline Beecham              85,416
    27,240   Tesco PLC                       129,039
    14,400   3I Group PLC                    109,188
               (closed-end mutual fund)
     6,000   Unilever PLC                    128,183
    18,830   Wolseley PLC                    143,367
    13,390   Zeneca Group PLC                332,431
                                           ---------
                                           2,430,761
                                           ---------


             VENEZUELA - 2.08%

    60,000   Banco Provincial               $119,977
   200,000   Electricid Caracas              192,979
     6,500   Mavesa SA 144A ADR               42,508
    10,000   Sider Venezuela ADR              36,296
                                         -----------
                                             391,760
                                         -----------
             TOTAL COMMON STOCKS
               (Cost $17,499,147)        $18,137,415
                                         -----------
              TOTAL INVESTMENTS,
                at value (Note 1)
                (Cost $18,137,607) -
                  100%                   $18,804,878
                                         ===========

(1)  Non-income producing.

The following abbreviations are used in this portfolio.
ADR - American Depository Receipts
ADS - American Depository Shares
GDR - Global Depository Receipts
GDS - Global Depository Shares

144A - These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note 1 of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $79,287 as of September 30, 1996.


                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                                                                             SEPTEMBER 30, 1996
ASSETS
    Investments in securities, at value (Note 1) (Cost $18,137,607)                              $ 18,804,878
    Cash                                                                                            1,993,352
    Foreign currency, at value (Note 1) (Cost $451,325)                                               449,501
    Receivable for securities sold                                                                     85,665
    Dividends and interest receivable                                                                  54,371
    Receivable for Fund shares sold                                                                    53,622
    Prepaid expenses                                                                                   18,000
    Organization expenses, net (Note 1)                                                                17,528
    Futures variation margin receivable (Note 1)                                                        3,449
                                                                                                 ------------
       Total Assets                                                                                21,480,366
                                                                                                 ------------
LIABILITIES
    Payable for securities purchased                                                                  111,958
    Payable for Fund shares redeemed                                                                   98,686
    Forward foreign exchange currency contracts (Note 1)                                               35,673
    Payable to adviser (Note 2)                                                                        15,408
    Accrued investment advisory fee (Note 2)                                                           12,739
    Other accrued expenses and liabilities                                                             23,842
                                                                                                 ------------
       TOTAL LIABILITIES                                                                              298,306
                                                                                                 ------------
  Net Assets                                                                                     $ 21,182,060
                                                                                                 ============
  Net assets consist of:
    Aggregate paid-in capital                                                                    $ 20,548,223
    Accumulated undistributed net investment income                                                    56,834
    Accumulated net realized loss from investments and foreign currency transactions                  (59,392)
    Net unrealized appreciation of investments                                                        667,271
    Net unrealized depreciation on translation of assets and liabilities in foreign currencies        (30,876)
                                                                                                 ------------
  Net Assets                                                                                     $ 21,182,060
                                                                                                 ============
  Shares of capital stock outstanding
    (no par value - unlimited number of shares authorized)                                          1,331,187
                                                                                                 ============
  Net asset value and redemption price per share (Note 1)                                        $      15.91
                                                                                                 ============



                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

                                                                                    SIX MONTHS ENDED
                                                                                   SEPTEMBER 30, 1996
INVESTMENT INCOME:
   Interest                                                                     $  34,526
   Dividends, net of foreign withholding taxes of $26,361                         189,349
                                                                                ---------
      TOTAL  INVESTMENT INCOME                                                                 $ 223,875

EXPENSES:
   Investment advisory fees (Note 2)                                               94,416
   Custodian fees                                                                  53,394
   Distribution (Note 2)                                                           47,208
   Accounting services fees (Note 2)                                               30,000
   Transfer agency fees (Note 2)                                                   14,413
   Professional fees                                                               13,225
   Registration fees                                                               11,137
   Trustees' fees (Note 2)                                                          3,688
   Amortization of organization expenses (Note 1)                                   2,390
   Other                                                                            2,293
                                                                                ---------
      TOTAL EXPENSES                                                              272,164
      LESS FEES WAIVED BY THE ADVISER (NOTE 2)                                    (83,335)
                                                                                ---------
      NET EXPENSES                                                                               188,829
                                                                                               ---------
  NET INVESTMENT INCOME                                                                           35,046

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
   Net realized loss on investments                                                (4,318)
   Net realized loss on foreign currency transactions                             (27,305)
   Net change in unrealized appreciation of investments                           106,246
   Net change in unrealized depreciation on translation of
      assets and liabilities in foreign currencies                                (60,949)
                                                                                ---------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY                     13,674
                                                                                               ---------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $  48,720
                                                                                               =========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                              SIX MONTHS        FOR THE PERIOD
                                                                                ENDED            MAY 31, 1995
                                                                           SEPTEMBER 30, 1996  TO MARCH 31, 1996*
FROM OPERATIONS:
  Net investment income                                                      $     35,046         $     52,075
  Net realized gain (loss) on investments                                          (4,318)              60,985
  Net realized loss on foreign currency transactions                              (27,305)             (88,754)
  Net change in unrealized appreciation of investments                            106,246              561,025
  Net change in unrealized appreciation (depreciation) on translation
      of assets and liabilities in foreign currencies                             (60,949)              30,073
                                                                             ------------         ------------
      Net increase in net assets resulting from operations                         48,720              615,404
                                                                             ------------         ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME                        --                (30,287)
FROM FUND SHARE TRANSACTIONS:X
  Proceeds from shares sold                                                     7,170,831           17,657,397
  Net asset value of shares issued in reinvestment of  distributions                 --                 30,169
  Payments for shares redeemed                                                 (1,342,587)          (2,967,587)
                                                                             ------------         ------------
      Net increase in net assets from Fund share transactions                   5,828,244           14,719,979
                                                                             ------------         ------------
TOTAL INCREASE IN NET ASSETS                                                    5,876,964           15,305,096
NET ASSETS:

  Beginning of period                                                          15,305,096                 --
                                                                             ------------         ------------
  End of period (including undistributed net investment income of
      $56,834 and $21,788, respectively) (Note 1)                            $ 21,182,060         $ 15,305,096
                                                                             ============         ============
NUMBER OF FUND SHARES:
  Sold                                                                            448,139            1,162,052
  Issued in reinvestment of distributions to shareholders                            --                  1,987
  Redeemed                                                                        (84,312)            (196,679)
                                                                             ------------         ------------
      Net increase in shares outstanding                                          363,827              967,360
  Outstanding at beginning of period                                              967,360                 --
                                                                             ------------         ------------
  Outstanding at end of period                                                  1,331,187              967,360
                                                                             ============         ============

*Date of public offering

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996 (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison Growth Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was created under Ohio law on May 31, 1983; it commenced investment operations and the public offering of its shares on August 16, 1983. The Trust consists of four series, the Gradison-McDonald International Fund, the Gradison-McDonald Established Value Fund, the Gradison-McDonald Opportunity Value Fund and the Gradison-McDonald Growth &Income Fund (collectively, the "Funds"); each of which, in effect, represents a separate diversified fund with its own investment policies. This Semiannual Report to Shareholders pertains only to the Gradison-McDonald International Fund (the "Fund"), the public offering of shares of which commenced on May 31, 1995. The Fund's investment objective is to seek long-term growth of capital.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- Listed equity securities are valued at the last sale price reported on national securities exchanges, or if there were no sales that day, the security is valued at the closing bid price. Unlisted securities, 144A securities and short-term obligations (and private placement securities) are generally valued at the prices provided by an independent pricing service. Portfolio securities and other assets for which market quotations are not readily available are valued at their fair value as determined by management of the Fund and approved in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates value.

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS -- The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The redemption price per share is equal to the net asset value per share.

NOTES TO FINANCIAL STATEMENTS   SEPTEMBER 30, 1996 (UNAUDITED)

FORWARD FOREIGN CURRENCY CONTRACTS -- At September 30, 1996, the Fund had entered into forward foreign currency contracts under which it is obligated to exchange currencies at specified future dates. The Fund's currency transactions are currently transaction hedges and portfolio hedges involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Fund had the following outstanding contracts at September 30, 1996:

PORTFOLIO HEDGES:

                                                                                   UNREALIZED
                                                    U.S. DOLLAR     SETTLEMENT    APPRECIATION
BUY/SELL        AMOUNT     FOREIGN CURRENCY           PROCEEDS        DATE       (DEPRECIATION)
  Buy          250,000,000     Japanese Yen            $2,284,565     10/15/96        $(41,688)
  Sell         240,000,000     Japanese Yen             2,159,147     10/15/96           5,985
                                                                                    --------
                                                                                    $(35,703)
                                                                                    ========

TRANSACTION HEDGES:

                                                                                    UNREALIZED
                                                        U.S. DOLLAR  SETTLEMENT    APPRECIATION
BUY/SELL         AMOUNT       FOREIGN CURRENCY           PROCEEDS      DATE       (DEPRECIATION)
  Buy           7,768,607     Spanish Peseta             $60,456     10/03/96     $        38
  Buy              30,576     Malaysian Ringgit           12,206     10/04/96              (8)
                                                                                  -----------
                                                                                  $        30
                                                                                  ===========

At September 30, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

FUTURES CONTRACTS -- Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading.

Variation margin payments are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the opening and closing value of the contract.

Currencies with an aggregate market value of $449,501 have been segregated with the custodian for the following open stock index futures contracts at September 30, 1996:

                                                                     OPENING                     UNREALIZED
                                                                     MARKET        MARKET       APPRECIATION
              TYPE                                   EXPIRATION       VALUE         VALUE      (DEPRECIATION)
              Long      Nikkei 300 (Yen)                12/96       $130,692      $139,087        $8,395
              Long      FT-SE 100 (Pound)               12/96        312,339       310,228        (2,111)


NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996 (UNAUDITED)

SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is equal to the cost as shown on the Statement of Assets and Liabilities.

For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at September 30, 1996 was $1,231,337 and $564,066, respectively.

EXPENSES -- Common expenses incurred by the Trust are allocated to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Trust. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

ORGANIZATION EXPENSES -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over 60 months commencing upon the public offering of the Fund's shares.

NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Trust's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement ("Agreement"). Under the terms of the Agreement, the Fund pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of 1.00% of the first $100 million of the Fund's average daily net assets, .90% of the next $150 million, .80% of the next $250 million and .75% of net assets in excess of $500 million for acting as its investment adviser. McDonald has engaged Blairlogie Capital Management ("Blairlogie") as Portfolio Manager for the Fund pursuant to a Portfolio Management Agreement, and McDonald compensates Blairlogie from its advisory fee at the rate of .80% of the first $25 million of average daily net assets, .70% of the next $25 million, .60% of the next $50 million, .50% of the next $150 million, and .40% of assets in excess of $250 million.

The Agreement provides that McDonald bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Fund.

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996 (UNAUDITED)

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Fund. The Fund pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $19.25 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .045% on the first $100 million, .03% on the next $100 million and .015% on any amount in excess of $200 million, with a minimum annual fee of $60,000.

Under the terms of an Expense Reimbursement Agreement, McDonald has agreed to forego fees owed to it under the Advisory Agreement or any other agreement with the Trust and to reimburse the Fund if, and to the extent that, expenses (excluding brokerage commissions, taxes, interest and extraordinary items) borne by the Fund in any fiscal year exceed 2.00% of the average net assets of the Fund. This agreement is in effect until July 31, 1997 and is subject to termination by either party upon written notice subsequent to that date. In addition, McDonald may, at its discretion, agree to waive fees and/or reimburse the Fund for other expenses in order to limit the Fund's expenses to a specified percentage of average net assets lower than 2.00%. For the period ended September 30, 1996, McDonald waived advisory fees of $18,883, distribution expenses of $47,208, and accounting services fees of $17,244.

In accordance with the terms of a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays McDonald a service fee for personal services to shareholders including shareholder liaison services such as responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of
 .25% of the Fund's average daily net assets. The Fund also pays McDonald a fee for its assistance in selling shares of the Fund including advising shareholders regarding purchase, sale and retention of Fund shares. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $5,000 payable in quarterly installments and (b) $500 for each Board of Trustees or committee meeting attended.

NOTE 3 -- SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

For the period ended September 30, 1996, cost of purchases, and proceeds from the sale of securities, excluding short-term securities, amounted to $13,588,699 and $8,084,046, respectively.

NOTE 4 -- SUBSEQUENT EVENT

The Board of Trustees declared an income dividend of $0.03 per share payable on November 29, 1996 to shareholders of record on November 27, 1996.

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996 (UNAUDITED)

NOTE 5 -- PORTFOLIO COMPOSITION

The Fund invests in equity securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At September 30, 1996 the Portfolio was diversified within the following industries:

                                       MARKET
                                        VALUE
  Automotive                             1.52%
  Banking                               13.55
  Beverages and Tobacco                  2.18
  Broadcasting and Publishing            1.69
  Building Materials                     2.48
  Business Services                      0.40
  Chemicals                              6.76
  Construction and Housing               2.32
  Diversified Companies                  4.08
  Electronics                            5.07
  Energy                                 5.16
  Financial Services                     5.48
  Food and Household Products            3.96
  Forest Products and Paper              0.98
  Health and Personal Care               0.54
  Household Appliances and Durables      0.55

                                       MARKET
                                        VALUE

  Insurance                              3.12%
  Iron and Steel                         3.15
  Machinery and Engineering              2.64
  Materials and Commodities              1.36
  Merchandising                          3.80
  Metals and Mining                      2.99
  Pharmaceuticals                        4.72
  Real Estate                            2.69
  Telecommunications                     8.67
  Textiles and Apparel                   0.24
  Tires                                  0.56
  Tourism                                0.66
  Toys                                   0.20
  Transportation                         3.27
  Utilities                              5.21
                                       ------
                                       100.00%
                                       ======

                      This page intentionally left blank.

GRANDISON - MCDONALD FAMILY OF FUNDS

Increasingly, MUTUAL FUNDS are the preferred vehicle for starting and building an investment program. And today, GRADISON-MCDONALD is a preferred name in mutual funds for a GROWING number of investors.

GOVERNMENT INCOME FUND

An income fund which invests in intermediate to long-term U.S. Government securities.

OHIO TAX-FREE INCOME FUND

An income fund which seeks to provide income exempt from regular Federal income tax and Ohio state personal income tax.*

ESTABLISHED VALUE FUND

A common stock fund that seeks long-term capital growth by investing in companies that are included in the Standard & Poor's 500 Index and other large companies.

GROWTH & INCOME FUND

A common stock fund that seeks long-term capital growth, current income and growth of income.

OPPORTUNITY VALUE FUND

A common stock fund that seeks long-term capital growth by investing in companies that are generally smaller in size than those included in the Standard & Poor's 500 Index.

MONEY MARKET FUNDS

Gradison-McDonald offers a full range of taxable and tax-free money market funds.

Prospectuses are available upon request by calling (800) 869-5999 and should be read carefully before you invest. An investment in the money market funds is neither insured nor guaranteed by the U.S. Government and there can be no assurance that they will be able to maintain a stable $1.00 share price. The return and principal value of an investment in other funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The returns of all funds will fluctuate.

* Investment income may be subject to the federal alternative minimum tax. Capital gains, if any, are taxable.



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